INCOME TAXES (Tables)	12 Months Ended
Dec. 31, 2020
INCOME TAXES
Schedule of reconciliation of the effective income tax rate to the statutory federal income tax rate

	2020	2019
Federal income tax at statutory rates	21.00%	21.00%
Federal income tax rate reduction	—%	—%
Change in valuation allowance	(21.00)	(21.00)
Effective income tax rate	—%	—%

Schedule of tax effects of temporary differences and carryforwards that give rise to significant portions of the deferred tax assets

	2020	2019
Deferred tax assets (liabilities):
Net operating loss carryforward	$3,842,900	$2,605,400
Stock compensation expense	3,379,000	597,400
Intangible assets	23,600	27,800
Total gross deferred tax assets	7,245,500	3,230,600
Valuation allowance	(7,061,600)	(3,198,100)
Property and equipment	(183,900)	(32,500)
Net deferred tax assets (liabilities)	—	—